UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

AMERICAN RETIREMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Set forth below is a letter and a related materials sent to certain employees of American Retirement Corporation on June 13, 2006.

[ARC Logo]
June 9, 2006
Dear ARC Associate,
     As you are aware, Brookdale Senior Living Inc. and American Retirement Corporation have entered into a merger agreement pursuant to which Brookdale will purchase all of the common stock of ARC at the price of $33.00 per share. Your contribution to the success of ARC has been recognized, and it is my pleasure to inform you that, upon the completion of the merger, you will be invited to invest in shares of Brookdale common stock (traded on the NYSE under the symbol “BKD”). Based on the amount of your investment, you will receive a corresponding matching grant of Brookdale restricted stock. The purpose of this restricted stock grant is to provide additional incentive to selected employees of ARC whose contributions have been and are expected to continue to be essential to the growth and success of ARC’s business as it joins the Brookdale family.
     Upon the completion of the merger, according to the terms of the merger agreement, 1997 Stock Incentive Plan and your Grant Agreements, all of your options in ARC common stock will be converted into the right to receive the difference between $33.00 and the exercise price of your options. This includes all unvested stock options issued under the 1997 Stock Incentive Plan which will automatically vest upon the closing of the transaction.
     This means that you will receive $33.00 minus the exercise price of your grant times the number of outstanding option shares that you received and have not yet exercised. For example, if you received 1,000 options for stock at the exercise price of $14.00 and have not yet exercised any of those options, you will receive $19.00 per share ($33.00 — $14.00) multiplied by 1,000 shares, resulting in a pre-tax cash payment to you of $19,000 (subject to tax withholding). It is important to understand that the proceeds from the cash-out of these options will be taxable to you as ordinary income in the current year in which you receive these funds.
     After completion of the merger, Brookdale will provide selected ARC Associates with the ability to invest the after-tax proceeds from the cashing out of your stock options and from the proceeds received from the shares of common stock held by you in the Associate Stock Purchase Plan, or otherwise held by you, in shares of Brookdale common stock. You will be able to invest a minimum of 25% and maximum of 50% of your after-tax proceeds in Brookdale. In connection with this election, Brookdale will award you a corresponding grant of restricted shares of Brookdale common stock equal to the number of shares of Brookdale common stock which you purchase pursuant to the reinvestment election.
     It is important to note that shares of Brookdale common stock purchased pursuant to this investment election will be subject to an 18-month holding period and the restricted shares awarded you in the corresponding grant will vest in accordance with a schedule provided in the form of Optionee Investment Agreement with Corresponding Grant included with this letter, and will be subject to the restrictions set forth in the Brookdale Senior Living Inc. Omnibus Stock Incentive Plan, a description of which is included in the prospectus enclosed with this letter. The 18-month holding period on the shares you purchase will end early upon any termination of employment without cause.
     Please be aware that anything you sell — owned now or acquired through the exercise of options — prior to the completion of the merger will not be eligible for the reinvestment election or corresponding restricted stock award.
     Restricted stock grants differ from stock option grants. A brief summary of restricted stock in Q&A format is attached for your review. Further explanation and information will be provided to you in the coming months to help you understand these differences.
     You will not be asked to enter into any agreement or purchase shares of Brookdale stock until the completion of the merger. Further details regarding the logistics of this program will be forthcoming as we proceed. At this time, a Brookdale Senior Living Inc. Omnibus Stock Incentive Plan Prospectus, a reference copy of the form of Optionee Investment Agreement with Corresponding Grant and an indication of interest are enclosed for your review.
     We are not asking you to make a binding decision at this point but request that that you return the attached non-binding indication of interest by next Friday (June 16). Please fax the sheet below to Terry Frisby (615) 371-3923.
     PLEASE NOTE THAT THE INDICATION OF INTEREST IS FOR INFORMATIONAL PURPOSES ONLY, IS NOT BINDING ON YOU IN ANY MANNER WHATSOEVER, AND DOES NOT OBLIGATE YOU OR BROOKDALE TO ENTER INTO A BINDING AGREEMENT AT ANY TIME IN THE FUTURE.
     Thank you for the hard work and dedication you demonstrate in your current position at ARC. This reinvestment opportunity and the related match are strong indicators that Brookdale is serious about retaining the talent required to carry on our combined company’s mission. If you have immediate questions you may contact Mary Pierce, Compensation Director at (615) 234-7352.
Sincerely,
Terry Frisby

INDICATION OF INTEREST

Name:

    Number of ARC Shares Held:

Associate Stock Purchase Plan shares still owned
Other shares directly owned (including any
restricted shares)
Options (see sheet attached)
Total

Percent of after-tax proceeds I would	[ ] Not interested at this time
like to invest in shares of Brookdale	[ ] 25%
after the merger and receive a	[ ] 30%
corresponding award of Brookdale	[ ] 35%
restricted stock: [please check one]	[ ] 40%
[ ] 45%
[ ] 50%
Please fax this sheet to Terry Frisby (615) 371-3923 by Friday (June 16th)
PLEASE NOTE THAT THIS INDICATION OF INTEREST IS FOR INFORMATIONAL
PURPOSES ONLY, IS NOT BINDING ON YOU IN ANY MANNER WHATSOEVER,
AND DOES NOT OBLIGATE EITHER YOU OR BROOKDALE TO ENTER INTO A
BINDING AGREEMENT AT ANY TIME IN THE FUTURE.
Additional information about the Merger.
     ARC will file a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger. ARC’s shareholders and investors are urged to carefully read the proxy statement regarding the merger and any other relevant materials in their entirety when they become available because they will contain important information about the merger. Shareholders and investors may obtain free copies of these documents (when they are available) at the SEC’s website at www.sec.gov. Shareholders and investors may also obtain free copies of the documents ARC files with the SEC by going to the “Investors Welcome” section of ARC’s website at www.arclp.com.
     ARC and its directors and officers may be deemed to be participants in the solicitation of proxies from ARC’s shareholders with respect to the merger. Information about ARC’s directors and executive officers and their ownership of ARC’s common stock is set forth in the proxy statement for ARC’s 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 17, 2006. Shareholders and investors may obtain additional information regarding the interests of ARC and its directors and executive officers in the merger by reading the proxy statement and other relevant documents regarding merger, which will be filed with the SEC.

Group V Form of
Optionee Investment Agreement
With Corresponding Grant
     This Optionee Investment Agreement with Corresponding Grant (the “Agreement”) is entered into as of the ___day of ___, 2006 by and between Brookdale Senior Living Inc. (the “Parent”) and the “Optionee” whose name appears on Exhibit A hereto.
     WHEREAS, American Retirement Corporation (the “Company”), Beta Merger Sub Corporation and the Parent have entered into an Agreement and Plan of Merger dated as of May 12, 2006 (the “Merger Agreement”); and
     WHEREAS, the Optionee holds stock options and/or restricted shares granted under the Company’s 2006 Stock Incentive Plan, 1997 Stock Incentive Plan and/or Associate Stock Purchase Plan (together with any shares of the Company common stock owned by the Optionee (whether originating from American Retirement Corporation grants or awards or acquired on the open market), the Optionee’s “ American Retirement Corporation Equity Interests”) which will be cancelled and converted into cash pursuant to the Merger Agreement in connection with the “Merger” (as defined in the Merger Agreement);
     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, together with other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:
     The Optionee’s American Retirement Corporation Equity Interests as of ___, 2006 are stated on Exhibit A hereto. The Optionee hereby agrees to invest 25% to 50% of the after-tax cash proceeds of all of the Optionee’s American Retirement Corporation Equity Interests which result from the consummation of the Merger in shares of the common stock of the Parent, at a price of $___  per share. The exact amount of after-tax cash proceeds to be so invested shall be determined by the Parent’s Board of Directors (the “Board”) in good faith. The number of shares of Parent common stock to be so acquired shall be determined by dividing the investment amount by the above-stated price per share of Parent common stock, and rounding down to the nearest whole number. The shares so purchased (the “Purchased Shares”) shall be subject to an eighteen-(18)-month “Holding Period” described on Exhibit B hereto and shall at all times be subject to the Parent’s general policies regarding sale of its common stock by employees then in effect.
     Subject to the Optionee’s investment in the Parent common stock described above, the Parent shall cause the Optionee to be awarded, as soon as practicable after the consummation of the Merger, a corresponding grant of restricted shares of the Parent common stock (“Parent Restricted Shares”). The number of Parent Restricted Shares granted shall be equal to the number of shares of Parent common stock which the Optionee has purchased pursuant to the foregoing provisions of this Agreement. The grant shall be pursuant to the terms of, and subject to the restrictions set forth in, a separate stock agreement (the “Initial Restricted Stock Grant”) under the Parent’s

Omnibus Stock Incentive Plan. The restricted shares subject to the Initial Restricted Stock Grant shall vest based upon continued employment (the “Time-Vesting Shares”). This Agreement is not intended to duplicate the Initial Restricted Stock Grant, which shall substantially incorporate the following terms and conditions:
•	Subject to the Optionee’s continuing to be employed by the Parent or a subsidiary of the Parent on the relevant vesting date, one-third (1/3) of the Time-Vesting Shares shall vest on each of the following three vesting dates: December 31, 2007, December 31, 2008, and December 31, 2009; provided that, upon the occurrence of a Change of Control, 100% of the Time-Vesting Shares that are not vested at that time shall immediately vest.

•	If the Optionee’s employment shall be terminated by the Parent or a subsidiary of the Parent without Cause (as defined in the Parent’s Omnibus Stock Incentive Plan) at any time prior to December 31, 2007, one-third of the Time-Vesting Shares remaining subject to the Initial Restricted Stock Grant shall vest and any remaining Time-Vesting Shares shall be immediately forfeited. If the Optionee’s employment is so terminated without Cause after December 31, 2007, and prior to December 31, 2008, one-half of the Time-Vesting Shares remaining subject to the Initial Restricted Stock Grant shall vest and any remaining Time-Vesting Shares shall be immediately forfeited. If the Optionee’s employment is so terminated without Cause after December 31, 2008, and prior to December 31, 2009, all of the Time-Vesting Shares remaining subject to the Initial Restricted Stock Grant shall vest. If the Optionee’s employment terminates for any other reason while Time-Vesting Shares remain subject to the terms and conditions of the Initial Restricted Stock Grant, all such shares shall be forfeited at such termination.

•	With respect to all Time-Vesting Shares, the Optionee shall be entitled to receive, and retain, all ordinary and extraordinary cash and stock dividends which may declared on the Parent common stock after the date of grant and before any forfeiture thereof (regardless of whether a share later vests or is forfeited).

•	All shares of Parent common stock which vest under the Initial Restricted Stock Grant shall be subject to the Parent’s general policies regarding the sale of Parent common stock by employees in effect from time to time.

•	The remaining terms of the Initial Restricted Stock Grant shall be determined in accordance with the Parent’s Omnibus Stock Incentive Plan.
     The Parent shall take any and all corporate action necessary to reserve for issuance a sufficient number of shares of Parent common stock for the Initial Restricted Stock Grant.

     IN WITNESS WHEREOF AND INTENDING TO BE LEGALLY BOUND THEREBY, the parties hereto have executed and delivered this Agreement as of the year and date first above written.

Optionee
[Print Optionee’s name clearly]
Brookdale Senior Living Inc.
Name:
Title:

Exhibit A
Name of Optionee: ____________________________
Optionee’s American Retirement Corporation Equity Interests as of __________, 2006
Shares of Company Common Stock
Subject to Optionee’s Options __________________________
Restricted Shares of Company Common Stock__________________________
Other Shares of Company Common Stock __________________________

Exhibit B
Holding Period for Purchased Shares
     (a) The Optionee agrees that, during the eighteen (18) months immediately following the Optionee’s purchase of shares of the Parent common stock (the “Purchased Shares”) pursuant to Optionee Investment Agreement with Corresponding Grant to which this Exhibit B is attached (the “Holding Period”), the Optionee will not offer, sell, contract to sell, charge, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Purchased Shares, except as set forth in paragraph (b) below. The foregoing restriction is expressly agreed to preclude the Optionee from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Purchased Shares even if such shares would be disposed of by someone other than the Optionee. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Purchased Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.
     (b) Notwithstanding the foregoing, the Optionee may transfer the Purchased Shares during the Holding Period (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the Optionee or the immediate family of the Optionee, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Parent. For purposes of this paragraph, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The Optionee also agrees and consents to the entry of stop transfer instructions with the Parent’s transfer agent and registrar against the transfer of the Purchased Shares during the Holding Period except in compliance with the foregoing restrictions.
     (c) The Optionee further understands that Optionee’s agreement to the provisions with respect to the Holding Period in this Exhibit B and in the Optionee Investment Agreement with Corresponding Grant to which it is attached is irrevocable and shall be binding upon the Optionee’s heirs, legal representatives, successors, and assigns.
     (d) Notwithstanding any other provision of this Exhibit B or the Optionee Investment Agreement with Corresponding Grant to which it is attached, if the employment of the Optionee shall be terminated without Cause by the Parent or any subsidiary of the Parent, or by the Optionee with Good Reason, during the Holding Period, the Holding Period shall end upon the date of such termination.

PROSPECTUS
BROOKDALE SENIOR LIVING INC.
OMNIBUS STOCK INCENTIVE PLAN
     Brookdale Senior Living Inc. (the “Company”) is offering 2,000,000 shares of its common stock, par value $0.01 per share (“Common Stock”), and commencing on the first day of the Company’s fiscal year beginning in calendar year 2006, the number of shares reserved and available for issuance will be increased by an amount equal to the lesser of (i) 400,000 shares of Common Stock and (ii) two percent of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year, all of which shares are covered by this prospectus, to certain key employees, directors, and consultants of the Company or any of its subsidiaries who may be granted options to purchase shares, stock appreciation rights and awards of restricted shares, deferred shares, performance shares, unrestricted shares or other stock-based awards pursuant to the Company’s Omnibus Stock Incentive Plan (the “Plan”). No underwriting discounts or other commissions will be charged in connection with the grant of shares of Common Stock under the Plan.

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933 (THE “SECURITIES ACT”) AND IS INTENDED TO MEET THE
REQUIREMENTS OF SECTION 10(a) OF THE SECURITIES ACT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”)
OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

     No person is authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offering described in this prospectus, and, if given or made, such information or representations must not be relied upon. This prospectus does not constitute an offer of any securities other than those to which it relates, or an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. Neither the delivery of this prospectus nor any sales made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Company or its subsidiaries since the date of this prospectus.

The date of this prospectus is November 21, 2005

TABLE OF CONTENTS
Page

AVAILABLE INFORMATION	1
DESCRIPTION OF THE PLAN	1
Issuer, Duration and Participating Employees	1
The Plan	1
Plan Administration	2
Securities Subject to the Plan; Maximum Awards Under the Plan	2
Eligibility	3
Option Terms	3
Stock Appreciation Rights	4
Restricted Awards	4
Performance Goals	5
Non-Employee Director Awards	5
Death—Termination of Employment—Restrictions on Transfer	5
Accelerated Vesting in Connection with a Change in Control	6
Amendment; Termination	7
Employment Relationship	7
Government and Other Regulations	7
CERTAIN FEDERAL INCOME TAX EFFECTS	7
Nonqualified Stock Options	8
Incentive Stock Options	8
Exercise with Shares	9
Stock Appreciation Rights	9
Restricted Awards	9
Section 409A of the Code	10
Capital Gain or Loss	10
Payment of Taxes	10
RESTRICTIONS ON RESALE	10
ADDITIONAL PROVISIONS AFFECTING CERTAIN INSIDERS	11
ADDITIONAL INFORMATION	11

i

AVAILABLE INFORMATION
     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and accordingly files reports, proxy statements and other information with the Commission. The registration statement, including its exhibits, and other public filings of the Company may be inspected at the Commission’s Office of Investor Education and Assistance at 100 F Street, NE, Washington, DC 20549, and at the Commission’s Northeast Regional Office, 3 World Financial Center, Room 4300, New York, NY 10281 and at the Commission’s Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; and copies of these materials can be obtained from each of these offices, at prescribed rates. Electronic copies of reports, proxy statements and other information are also available on the World Wide Web at http://www.sec.gov. In addition, the Common Stock is listed and traded on the New York Stock Exchange under the symbol “BKD”.
     Upon your request, the Company will promptly furnish to you, and without charge, a copy of its annual reports to stockholders.
     You may obtain additional information about the Plan and the administrators of the Plan as follows: Brookdale Senior Living Inc., 330 N. Wabash Avenue, Suite 1400, Chicago, IL 60611, Attention: General Counsel. Telephone requests may be directed to the General Counsel at (312) 977-3700.
     The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan. In the case of inconsistencies between this summary and the terms of the Plan, the terms of the Plan will control. A copy of the Plan is on file with the Company’s Legal Department
DESCRIPTION OF THE PLAN
Issuer, Duration and Participating Employees
     The Company, the principal executive offices of which are located at 330 N. Wabash Avenue, Suite 1400, Chicago, IL 60611, telephone number (312) 977-3700, is the issuer of 2,000,000 shares of Common Stock, plus annual increases (beginning in calendar year 2006) equal to the lesser of (i) 400,000 shares of Common Stock and (ii) two percent of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year, all of which shares are covered by this prospectus. The Plan was adopted and became effective on October 14, 2005, was approved by the Company’s stockholders of October 14, 2005, and unless earlier terminated by the board of directors, will terminate on October 13, 2015.
The Plan
     The purpose of the Plan is to provide additional incentive to selected management employees, directors and consultants of the Company or its subsidiaries whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company or its subsidiaries, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company.
     The Plan provides for the grant of (1) stock options (including both “incentive stock options” or “ISOs” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the

“Code”) and options not intended to qualify as ISOs (“nonqualified options” or “NSOs”)), (2) stock appreciation rights (“SARs”) and (3) restricted and unrestricted shares, deferred shares, performance shares and other stock-based awards (collectively, “restricted awards”) to key employees, directors, and consultants of the Company or its subsidiaries. The foregoing are referred to collectively in this prospectus as “awards.”
     The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, nor is it a qualified plan within the meaning of Section 401(a) of the Code.
Plan Administration
     The Plan will be administered by the Company’s board of directors and/or a committee appointed by the board of directors in accordance with the requirements of Section 162(m) of the Code (to the extent necessary or desirable) and Rule 16b-3 under the Exchange Act (such board or committee sometimes referred to in this prospectus as the “plan administrator”). The Plan provides that no member of the board of directors or committee will be liable for any action or determination taken or made in good faith with respect to the Plan or any award granted under the Plan.
     Subject to the terms of the Plan, the plan administrator has the right to (i) select eligible recipients, (ii) determine the terms and conditions of awards, (iii) construe and interpret the Plan and awards, and (iv) establish, amend and revoke rules and regulations for its administration.
Securities Subject to the Plan; Maximum Awards Under the Plan
     The Plan covers 2,000,000 shares of Common Stock, and commencing on the first day of the Company’s fiscal year beginning in calendar year 2006, the number of shares reserved and available for issuance will be increased by an amount equal to the lesser of (i) 400,000 shares of Common Stock and (ii) two percent of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year. All such shares of Common Stock that are available for the grant of awards under the Plan may be granted as ISOs. From and after such time as the Plan is subject to Code Section 162(m), the aggregate awards granted during any fiscal year to any single individual who is likely to be a “covered employee,” as defined under Code Section 162(m), shall not exceed (x) 400,000 shares subject to options or stock appreciation rights and (y) 400,000 shares subject to restricted stock, deferred shares, unrestricted shares or other stock-based awards.
     Shares issued under the Plan may, in whole or in part, be authorized but unissued shares or shares that have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to a participant, the shares with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the Plan.
     The Plan provides that, in the event of any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, Common Stock, or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, which, in any such case, the plan administrator determines, in its sole discretion, affects the shares of Common Stock such that an adjustment is appropriate, then an equitable substitution or proportionate adjustment will be made, in each case, as may be determined by the plan administrator, in its sole discretion, in (x) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of shares that may be granted to any participant in any calendar or fiscal year, (y) the kind, number and exercise price subject to outstanding stock options and SARs granted under the Plan, and (z) the kind, number and purchase price of shares subject to outstanding restricted awards, in each case as may be determined by the plan administrator, in its sole discretion. Any fractional shares resulting from the adjustment will be eliminated. Such other equitable adjustments may be determined by the plan administrator in its sole discretion. The plan administrator may also provide, in its sole discretion, for the cancellation of any outstanding awards in exchange for payment in cash or other property of the aggregate fair market value of the shares covered by any such award, reduced by the aggregate exercise price or purchase price, if any. The plan administrator’s determinations will be final, binding and conclusive.
Eligibility
     Discretionary grants of options, SARs and restricted awards may be made to any key employee, director, or consultant of the Company or its subsidiaries selected by the plan administrator; provided, that only employees of the Company or one of its subsidiaries are eligible to receive ISOs.
Option Terms
     You may be granted options pursuant to the Plan at the discretion of the plan administrator. Your options will vest and become exercisable according to a schedule established by the plan administrator. If your options are exercisable by installment, options that you do not exercise during any one year may be accumulated and exercised at prescribed times during the remaining years of your option. If you do not exercise your options within its term, generally ten years, your options will expire without value. Except as otherwise determined by the plan administrator, your options are exercisable during your lifetime only by you.
     The Section entitled “Death—Termination of Employment—Restrictions on Transfer” below describes the provisions that relate to the exercise of your option following your termination of employment or service, including upon your death, disability or retirement.
     Subject to the limitations set forth below, the purchase price of the Common Stock pursuant to the exercise of your option will be determined by the plan administrator and may be adjusted in accordance with the adjustment provisions described in “Securities Subject to the Plan; Maximum Awards Under the Plan.” The purchase price of ISOs or NSOs intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant. Upon the exercise of your option, the purchase price may be fully paid, in cash, or its equivalent, as determined by the plan administrator. As determined by the plan administrator and subject to the terms of the Plan, payment may also be made (i) by means of any cashless exercise procedure approved by the plan administrator (including the withholding of shares issuable upon exercise), (ii) in the form of unrestricted shares already owned by you which, (x) in the case of unrestricted shares acquired upon exercise of a stock option, have been owned by you for more than six months on the date of surrender, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such stock option is being exercised, (iii) any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) any combination of the foregoing.
     With respect to ISOs, the aggregate fair market value (determined as of the date of grant) of the shares granted to you under the Plan or under any other option plan of the Company or its subsidiaries that may become exercisable for the first time in any calendar year is limited to $100,000.

Stock Appreciation Rights
     The plan administrator may grant SARs and will determine the features of these grants, including but not limited to, the number of shares of Common Stock to be covered by each SAR award, the grant price (which may not be less than 100% of the fair market value of the shares on the date of grant), the term, the method of exercise, the method and form of settlement, and any other terms and conditions, including but not limited to any such term or condition as may be necessary or appropriate to comply with Section 409A of the Code. Your SARs may be granted either alone or in conjunction with all or part of an option. Upon your exercise of a SAR, you will be entitled to receive cash, unrestricted shares of Common Stock or any combination of the two (in each case, to the extent permitted under Section 409A of the Code), as determined by the plan administrator, in an amount equal to (i) in the case of SARs granted in conjunction with an option, the excess of the fair market value of one share of Common Stock over the exercise price per share specified in your related option, multiplied by the number of shares in respect of which you exercise your SAR or (ii) in the case of SARs granted alone, the excess of the fair market value as of the date of exercise over the price per share specified in the SAR multiplied by the number of shares in respect to which you exercise your SAR.
     Your SAR will terminate upon the termination or exercise of the pertinent portion of your related option, and the pertinent portion of your related option will terminate upon the exercise of any such SAR. Unless otherwise determined by the plan administrator at grant, if an SAR is granted with respect to less than the full number of shares covered by your related option, your SAR will only be reduced if and to the extent that the number of shares covered by the exercise or termination of your option exceeds the number of shares not covered by your SAR. You may exercise your SAR at any time that your underlying option is exercisable. SARs granted alone may be exercised at such time or times as determined by the plan administrator.
Restricted Awards
     You may be granted restricted awards pursuant to the Plan at the discretion of the plan administrator. A restricted shares award is an award of Common Stock that you may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of for a period (“restricted period”), if any, that the plan administrator may determine, from the date on which such award is granted. The plan administrator may also impose such other restrictions and conditions on your restricted shares award as it deems appropriate. Deferred shares are the right to receive Common Stock at the end of a specified deferral period. Performance shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives.
     Upon the grant of any restricted shares award or performance shares, you may have the rights of a stockholder of the Company with respect to the shares, including dividend rights, subject to the conditions and restrictions generally applicable to restricted shares or specifically set forth in your award agreement. Upon an award of deferred shares, you will not have any rights of a stockholder of the Company, although you may have the right to receive dividends, during the specified deferral period. If you are granted a restricted award, you will enter into an award agreement with the Company, in such form as the plan administrator determines, which states the restrictions to which the shares are subject and the date or dates on which such restrictions will lapse. The plan administrator may permit such restrictions to lapse in installments within the restricted period or may accelerate or waive such restrictions at any time based on the achievement of performance-related goals, your termination of employment or service, or the occurrence of a change in control of the Company.
     The plan administrator will have the authority to grant to participants other stock-based awards, which will be denominated, payable in, or otherwise based on or related to, shares of Common Stock

(including, but not limited to, securities convertible into shares). The plan administrator will also have the authority to determine the terms and conditions of any other stock-based award, including but not limited to the price, if any, at which shares may be purchased.
Performance Goals
     The plan administrator is authorized to grant awards that are subject to the achievement of performance goals, which are based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing.
Non-Employee Director Awards
     The Plan also provides non-discretionary awards to each non-employee director (as defined in the Plan) of the Company. Unless otherwise provided by the plan administrator, each non-employee director of the Company will automatically be granted, on the first business day after the annual stockholders’ meeting of the Company and each annual stockholders’ meeting thereafter during the term of the Plan (beginning with the annual stockholders’ meeting in 2006), that number of shares, the aggregate fair market value of which will equal $15,000 on the date of grant (the “Non-Employee Director Shares”). The Non-Employee Director Shares will be fully vested as of the date of grant. SEE LANGUAGE IN THE S-1. NON EMPLOYEE DIRECTORS WHO RECEIVE $300,000 OF RESTRICTED STOCK AT THE IPO ARE NOT ELIGIBLE FOR THE $15,000 ANNUAL GRANT.
Death—Termination of Employment—Restrictions on Transfer — Tax Withholding
     The plan administrator will provide in your award agreements whether and to what extent awards will be exercisable upon your termination of employment or service for any reason, including upon your death, disability or retirement. Unless the applicable agreement provides otherwise, in the event your employment or service with the Company or any of its subsidiaries terminates for any reason other than “cause,” “retirement,” “disability,” (each, as defined in the Plan) or death, (i) your stock options that are exercisable at the time of such termination will remain exercisable for 90 days after such termination, after which they will expire, and (ii) any of your other stock options will expire at the close of business on the date of such termination. This 90-day period will be extended to one year after the date of such termination in the event of your death during such 90-day period. Unless the applicable agreement provides otherwise, in the event your employment or service with the Company or any of its subsidiaries terminates on account of your “retirement,” “disability,” or death, (i) your stock options that are exercisable at the time of such termination will remain exercisable for one year after such termination, after which they will expire and (ii) any of your other stock options will expire at the close of business on the date of such termination. Notwithstanding the foregoing, none of your stock options will be exercisable after the expiration of their respective terms. In the event your employment or service terminates for “cause,” all your outstanding stock options granted will expire at the commencement of business on the date of such termination.
     In no event may you, or any permitted transferee, exercise your option more than ten years from the date it is granted.
     Except as otherwise determined by the plan administrator, and in any event in the case of an ISO, your awards will not be transferable other than by will or the laws of descent and distribution. Unless otherwise determined by the plan administrator, your award may be exercised during your lifetime only by you or, during the period that you are under a legal disability, by your guardian or legal representative. The plan administrator may, in its sole discretion, subject to applicable law, permit the gratuitous transfer during your lifetime of an award (other than an ISO), (i) by gift to a member of your immediate family, (ii) by transfer by instrument to a trust for the benefit of such immediate family members, or (iii) to a partnership or limited liability company in which such family members are the only partners or members; provided, however, that, in addition to such other terms and conditions as the plan administrator may determine in connection with any such transfer, no transferee may further assign, sell, hypothecate or otherwise transfer the transferred award, in whole or in part, other than by will or by operation of the laws of descent and distribution. Each permitted transferee will agree to be bound by the provisions of the Plan and the applicable agreement.
     Each participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for Federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the plan administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. Whenever cash is to be paid pursuant to an award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any Federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an award, the Company shall have the right to require you to remit to the Company in cash an amount sufficient to satisfy any Federal, state and local withholding tax requirements related thereto. With the approval of the plan administrator, you may satisfy the foregoing requirement by electing to have the Company withhold from delivery of shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their fair market value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any option or other award.
Accelerated Vesting In Connection With a Change in Control
     Generally, in the event of a “change in control” (as defined in the Plan), if your outstanding stock option is not assumed or continued, or an equivalent option or right is not substituted therefor, your outstanding stock options that are not then vested and/or exercisable will become fully vested and exercisable “immediately prior to” the effective date of such change in control and will expire upon the effective date of such change in control. Unless otherwise determined by the plan administrator, if a change-in-control transaction occurs and your employment with the Company or any acquiring entity is terminated by the employer other than for “cause” on or after the effective date of the change-in-control transaction and prior to the first anniversary of the effective date of the change-in-control transaction, then (a) 50% of your outstanding stock options that are not vested and/or exercisable on the date of such termination will become fully vested and exercisable as of such date; and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any other award granted under the Plan shall lapse with respect to 50% of the shares covered thereby and 50% of such unvested awards shall be deemed fully vested and performance conditions imposed with respect to such awards shall be deemed to be fully achieved with respect to 50% of the shares covered thereby.
Amendment; Termination
     The Board may amend or terminate the Plan at any time, except that stockholder approval is required for any amendment that would require such approval in order to satisfy the requirements of Sections 162(m) or 422 of the Code, any rules of the stock exchange on which the Common Stock is traded or other applicable law. Termination or amendment of the Plan will not, without your consent, adversely affect awards previously granted to you, which will continue in effect in accordance with their terms.
Employment Relationship
     Nothing contained herein or in the Plan will be deemed to prevent the Company from terminating your employment or service to the Company or any of its subsidiaries or to prevent you from terminating such employment or service.
Government and Other Regulations
     The Plan, and its grant and exercise of awards, and the obligations of the Company to sell and deliver shares of Common Stock, will be subject to all applicable Federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.
CERTAIN FEDERAL INCOME TAX EFFECTS
     The following discussion is for general information only and is based on the Federal income tax laws now in effect, which are subject to change, possibly retroactively. This summary does not discuss all aspects of Federal income taxation which may be important to you in light of your individual investment circumstances or if you are subject to special tax rules. Moreover, this summary does not address state, local or foreign tax consequences. This summary assumes that the Common Stock you acquire upon exercise of your awards will be held as a “capital asset” (generally property held for investment) under the Code. You are urged to consult your tax advisor regarding the Federal, state, local and foreign income and other tax consequences of your awards and of acquiring and holding the Common Stock.
     EACH PARTICIPANT IS URGED TO CONSULT HIS OR HER PERSONAL TAX ADVISOR TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF PARTICIPATION IN THE PLAN (OR ANY COMPONENT THEREOF) AND THE ADVISABILITY OF MAKING ANY

TAX ELECTIONS, INCLUDING BUT NOT LIMITED TO, THE ELECTION PURSUANT TO SECTION 83(b) OF THE CODE AND THE APPLICATION OF SECTION 409A OF THE CODE.
     TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THESE ENCLOSED DOCUMENTS IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY YOU FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE CODE; (B) SUCH DISCUSSION IS WRITTEN AS PART OF THE DISCLOSURE IN THIS PROSPECTUS, WHICH IS BEING USED BY US IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
Nonqualified Stock Options
     You are generally not subject to Federal income tax upon the grant of an NSO. Rather, at the time you exercise an NSO, you will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company or the applicable subsidiary will generally be entitled to a tax deduction at such time and in the same amount that you recognize ordinary income.
     If you later sell or exchange the shares you acquired upon exercise of your NSO, the difference between the sales price and the fair market value of such shares on the date that you recognized ordinary income will generally be taxed as capital gain or loss.
Incentive Stock Options
     You are generally not subject to tax upon the grant of an ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if you remain an employee of the Company or the applicable subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise if you are disabled). Exercise of an ISO will also be timely if made by your legal representative if you are disabled within one year after termination of your employment or if you die (i) while in the employ of the Company or the applicable subsidiary or (ii) within three months after termination of your employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See “Certain Federal Income Tax Effects—Nonqualified Stock Options.”)
     If stock you acquired pursuant to a timely exercised ISO is later disposed of, you will, except as noted below with respect to a “disqualifying disposition,” recognize a capital gain or loss equal to the difference between the amount realized upon such sale and the exercise price. Under these circumstances, neither the Company nor the applicable subsidiary will be entitled to any deduction for Federal income tax purposes in connection with either the exercise of the ISO or your sale of such stock.
     If, however, you dispose of stock acquired pursuant to the exercise of an ISO prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to you upon exercise (a “disqualifying disposition”), generally (i) you will recognize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the option exercise price, and (ii) any additional gain you realize will be subject to tax as short-term or long-term capital gain. In such case, the Company or the applicable subsidiary may claim a deduction for

Federal income tax purposes at the time of such disqualifying disposition for the amount taxable to you as ordinary income.
     The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the exercise price will be an item of adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Code.
Exercise with Shares
     If you pay the exercise price upon exercise of an NSO, in whole or in part, by delivering shares of stock you already own, you will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be subject to tax according to the rules described above for NSOs. (See “Certain Federal Income Tax Effects—Nonqualified Stock Options.”) With respect to shares you acquire upon exercise which are equal in number to the shares you surrendered, (i) such shares will be treated as exchanged for the shares surrendered in a non-taxable transaction, (ii) the basis of such shares will be equal to the basis of the shares surrendered, and (iii) the holding period of the shares acquired will include the holding period of the shares surrendered. With respect to the additional shares you receive upon exercise, (a) you will recognize ordinary income in an amount equal to the fair market value of such shares on the date of receipt, (b) the basis of such additional shares will be equal to the amount of income recognized, and (c) the holding period for such additional shares will commence after the date of receipt.
     If you pay the exercise price of an ISO, in whole or in part, by delivering shares of stock you already own, then your basis in the acquired shares will equal your tax basis in the surrendered shares to the extent you acquire an equal number of shares. To the extent you acquire shares in excess of the number surrendered, you will have a tax basis in such shares of zero plus any cash you pay as part of the exercise price. To the extent you acquire shares equal in number to those surrendered, the holding period of the acquired shares for capital gains purposes will include the holding period of the surrendered shares. Any shares that you acquire in excess of the number of surrendered shares will have a holding period that begins upon exercise.
     The shares that you acquire through the exercise of an ISO will be subject to both the one-year and two-year periods discussed above with respect to disqualifying dispositions; the time that you held the surrendered shares will not count in determining when these periods have been satisfied. If you subsequently make a disqualifying disposition of some but not all of the acquired shares, you will be deemed to have first disposed of the shares with the lowest basis.
Stock Appreciation Rights
     You are generally not subject to Federal income tax upon the grant of a SAR. Upon the exercise of SARs, the amount of any cash and the fair market value as of the date of exercise of any shares of the Common Stock received is taxable to you as ordinary income, and the Company generally will be entitled to a corresponding deduction. Upon your sale of the Common Stock acquired by the exercise of SARs, you will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of your ordinary income.
Restricted Awards
     You are generally not subject to Federal income tax upon the grant of a restricted award. Rather, you will recognize ordinary income in an amount equal to (i) the fair market value of the stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any, you paid to purchase such stock. The Company will generally be entitled to a tax deduction at such time when and in the same amount that you recognize ordinary income. However, you may elect (not later than 30 days after acquiring such shares) pursuant to Section 83(b) of the Code, to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If you make such an election, you will not recognize any additional taxable income at the time the restrictions lapse. Nevertheless, if shares in respect of which such election was made are later forfeited, you will not be allowed a tax deduction for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares.
     However, upon the grant of a restricted award that is either transferable or not subject to a substantial risk of forfeiture, you will recognize ordinary income equal to the aggregate value of the award received, and the Company generally will be entitled to a tax deduction in the same amount.
Section 409A of the Code
     The Code was amended by the American Jobs Creation Act of 2004 to add a new Section 409A that imposes certain tax penalties on “nonqualified deferred compensation” that does not satisfy its requirements. If any award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the plan administrator reserves the right to (but is not obligated to) amend, modify or supplement such award in order to cause it to either not be subject to Section 409A of the Code or to comply with the applicable provisions of Section 409A of the Code.
Capital Gain or Loss
     Net capital gain (i.e., generally, capital gain in excess of capital losses) recognized by you upon the sale of shares that you hold for more than 12 months will generally be subject to Federal income tax as long-term capital gain. Net capital gain recognized from the sale of shares that you hold for 12 months or less will be subject to tax at your ordinary income rates.
Payment of Taxes
     You are required, no later than the date as of which the value of your award first becomes includible in your gross income for Federal income tax purposes, to pay to the Company, or to make arrangements satisfactory to the plan administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to your awards. The obligations of the Company under the Plan are conditional on your making of such payments or arrangements, and the Company will have the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to you.
Employment Taxes
     In general, the amount that you recognize as ordinary income under an award also is treated as “wages” for purposes of the Federal Insurance Contributions Act (“FICA”). You and the Company must pay equal amounts of Federal employment tax under FICA with respect to your wages.
RESTRICTIONS ON RESALE
     If you are an “affiliate” of the Company as defined in Rule 144 promulgated under the Securities Act (“Rule 144”), Common Stock acquired by you under the Plan will be “restricted securities” as that term is defined in Rule 144 and the certificate representing such shares may bear a legend restricting the transfer thereof. Such affiliates may not use this prospectus for any resales of such shares. However, your sales or other dispositions may be made pursuant to (1) the requirements of Rule 144, without being subject to the holding period requirement of such Rule, (2) another exemption from such registration under the Securities Act or (3) a separate prospectus prepared in accordance with the applicable form under the Securities Act. Participants who are not affiliates of the Company may still sell their shares acquired pursuant to the terms of the Plan without compliance with the requirements of Rule 144 or the registration requirements of the Securities Act.
ADDITIONAL PROVISIONS AFFECTING CERTAIN INSIDERS
     If you are an executive officer or director of the Company, you will be subject to the reporting requirements of Section 16(a) of the Exchange Act. If so, you are also subject to the short-swing profit liability provisions of the Exchange Act. Because transactions involving the Common Stock may give rise to short-swing profit liability, all officers who are participants in the Plan must notify the Company’s General Counsel prior to the sale of any shares of Common Stock acquired pursuant to the Plan and all directors who are participants in the Plan are requested to notify the Company’s General Counsel prior to the sale of any shares of Common Stock acquired pursuant to the Plan.
ADDITIONAL INFORMATION
     The documents incorporated by reference in the registration statement pursuant to which the securities covered hereby are registered are hereby incorporated in this prospectus by reference. All documents subsequently filed by the Company pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act will be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of the filing of such documents.
     The Company will provide without charge to each person to whom a copy of this prospectus is delivered, upon the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference (other than exhibits to such documents), as well as stockholder communications and other reports furnished to stockholders of the Company on a continuing basis, the Plan and any other documents to be delivered to participants in the Plan. Written requests should be addressed to Brookdale Senior Living Inc., 330 N. Wabash Avenue, Suite 1400, Chicago, IL 60611, Attention: General Counsel. Telephone requests may be directed to the General Counsel at (312) 977-3700.
* * *
     The information in this prospectus will be updated regularly by an appendix, a new prospectus or by including information in the most recent annual report to stockholders or the most recent proxy statement of the Company. Any person referring to this prospectus after the lapse of a significant period of time from the date of its initial publication should obtain and refer to all appendices. Any appendix received after receipt of this prospectus should be kept with this prospectus and referred to whenever this prospectus is referred to.

RESTRICTED SHARES
Questions and Answers
What are restricted shares?
Restricted shares are shares of company stock issued to an employee that contain certain restrictions on the transfer or sale of such stock.
What are my rights if I am granted restricted shares?
Holders of shares of restricted stock generally have most of the rights of a shareholder of the company, including voting rights and rights to receive dividends if declared. The unvested restricted shares may be held by the company and transferred directly to the employee upon vesting. Any employees subject to any share retention policy are expected to comply with that policy upon the vesting of the restricted shares.
When and how do restricted shares vest?
Vesting is the method by which the restrictions on a specific number or percentage of restricted shares lapse. Restricted shares will typically vest in installments over a set period of time. They also typically require continued employment during the vesting period. A growing trend that is desirable to shareholder groups such as ISS (Institutional Shareholder Services) and IRRC (Investor Responsibility Research Center) is to also include performance requirements before vesting. If that is the case they are often referred to as “performance shares.” Restricted shares given to certain holders will also be performance shares.
How do restricted shares differ from stock options?
In the case of restricted shares, upon vesting of the shares, the employee will own all of the shares without any further action or payment on the part of the grantee. Accordingly, the value received is the full fair market value of the shares of stock at the time of vesting. In contrast, a stock option is a contractual right to buy stock at a specified “exercise price” established at the time the option is granted. The value received is the difference between the aggregate value per share at the time of vesting and the aggregate exercise price. Because restricted stock transfers “full value” and stock options only transfer “incremental value” (the future increase in share price), fewer shares are needed to transfer a targeted amount of value.
Restricted stock gives an employee immediate value upon vesting, retains part of its value even if the share price temporarily dips below the grant price, and entitles the employee to most of the rights of a shareholder, such as dividends and voting rights, even while unvested. In order to receive the value and full rights of a restricted stock grant, certain restrictions in addition to remaining an employee may be placed upon a grant.
What are the tax consequences to me of receiving restricted shares?
If you do not make a Section 83(b) election for your restricted shares (discussed below), your taxable income with respect to those shares will be calculated, and you will owe tax, in the year in which the shares vest. The amount of taxable income will be equal to the number of vested shares multiplied by the market price per share on the vesting date. Your adjusted tax basis in the shares will be their fair market value on the date they vest, and your holding period for the shares will begin just after they vest. Any gain or loss you recognize when you sell restricted shares that have vested will be capital gain or loss, and will be long-term capital gain or loss if you held the vested shares for more than one year at the time of sale. Any dividend payments you receive with respect to restricted shares for which you do not make a Section 83(b) election will be taxed as ordinary income during the period that the shares are unvested, and will not be treated as qualified dividend income. Qualified dividend income is currently subject to a maximum federal income tax rate of 15%. Any dividend payments during the period that the shares are not vested will be reported to you on Form W-2 as ordinary income. Any dividends you receive with respect to vested shares may be qualified dividend income subject to a current maximum federal tax rate of 15%, provided you meet certain other requirements. You should consult with your tax advisor to evaluate whether you meet these additional requirements.

Restricted Shares
Questions and Answers
If you make a Section 83(b) election for your restricted shares, the amount of taxable income will be calculated, and you will owe tax, in the year in which the shares are granted. The amount of taxable income will be equal to the number of restricted shares granted to you multiplied by the market price per share on the grant date. Your adjusted tax basis in the shares will be their aggregate fair market value on the grant date, and your holding period for the shares will begin just after the grant date. Any dividends you receive with respect to restricted shares for which you make a Section 83(b) election may be qualified dividend income subject to a current maximum federal tax rate of 15%, provided you meet certain other requirements. You should consult with your tax advisor to evaluate whether you meet these additional requirements.
What is a Section 83(b) election?
A Section 83(b) election is an election made pursuant to Section 83(b) of the Internal Revenue Code to include the value of the entire grant of restricted shares as of the grant date on your tax return as ordinary income in the year such shares are granted. You must make this election within 30 days of the grant date. We recommend that you consult with your tax advisor to evaluate whether a Section 83(b) election may be of advantage to you.
What are the tax withholding requirements on restricted shares?
The government requires companies to withhold portions of income paid to their employees and to transfer those funds to the appropriate government accounts for credit towards the employee’s personal tax liabilities. The tax withholding requirements will depend upon the type of income you are receiving. Income associated with your restricted shares is considered supplemental income and the company is generally required to withhold 25% for federal taxes, plus any employment tax and any applicable state withholdings.
How are the tax withholding requirements satisfied when my restricted shares become taxable?
If you make a Section 83(b) election for your restricted shares, you will be required to write a check for the necessary tax withholdings. If you do not make a Section 83(b) election, then, on the date your shares vest, you will be required to write a check for the necessary tax withholdings and will receive the entire number of vested shares, or, subject to the company’s approval, you may elect to have the company withhold a portion of your vested shares to satisfy the tax withholding requirements.
Will the tax withholdings satisfy the taxes related to additional ordinary income resulting from my Section 83(b) election or the vesting of my restricted shares?
Income taxes are based upon your personal financial situation and your tax obligations may be more or less than your withholdings. It is important to seek the advice of a tax advisor regarding your tax obligations in this situation.
The Questions and Answers set forth above are for general informational purposes only, do not constitute financial or tax advice, and do not modify or alter any provision that is a part of any particular agreement. You must refer to any official document for a complete description of all terms and conditions of any grant. In addition, you should consult your personal financial and tax advisor regarding how restricted stock grants will impact your individual financial and tax situation.